UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
____________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023
Brilliant Earth Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40836	87-1015499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Grant Avenue, Third Floor, San Francisco, CA		94108
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (800) 691-0952

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	BRLT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Brilliant Earth Group, Inc. (the “Company”) was held on June 6, 2023.

At the Annual Meeting, the Company’s stockholders:

(a) Elected the three Class II director nominees, each director to hold office until the 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal; and

(b) Ratified the appointment BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The proposals considered and voted upon at the Annual Meeting are described in more detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 25, 2023.

Each share of the Company’s Class A common stock and Class B common stock entitles its holders to one vote per share on all matters presented to stockholders generally, and each share of Class C common stock entitles its holders to ten votes per share on all matters presented to stockholders generally. Holders of the Company's Common Stock voted together as a single class on all matters presented at the Annual Meeting.

The following is a summary of the final voting results for each matter presented to stockholders.

Proposal 1: Election of Class II Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Eric Grossberg	528,061,718	1,404,037	3,304,415
Attica A. Jaques	527,706,097	1,759,658	3,304,415
Gavin M. Turner	529,361,362	104,393	3,304,415

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstained	Broker Non-Votes
532,717,090	27,899	25,181	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRILLIANT EARTH GROUP, INC.

Date: June 9, 2023	By:	/s/ Jeffrey Kuo
Jeffrey Kuo
Chief Financial Officer